Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Baycorp Holdings, Ltd. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 4th day of May, 2005.


Date: May 4, 2005

                                 SC FUNDAMENTAL VALUE FUND, L.P.

                                 By: SC Fundamental LLC, as General Partner

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Member


                                 SC FUNDAMENTAL LLC

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Member


                                 SC FUNDAMENTAL VALUE BVI, LTD.

                                 By: SC Fundamental BVI, Inc., as managing
                                     general partner of investment manager

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Vice President


                                 SC-BVI PARTNERS

                                 By: SC Fundamental BVI, Inc., as managing
                                     general partner

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Vice President


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                                 PMC-BVI, INC.

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Secretary


                                 SC FUNDAMENTAL BVI, INC.

                                 By: /s/ Neil H. Koffler
                                     ------------------------------------------
                                     Neil H. Koffler, Vice President


                                 /s/ Neil H. Koffler
                                 ----------------------------------------------
                                 Neil H. Koffler as Attorney-in-Fact for
                                 Peter M. Collery (1)


                                 /s/ Neil H. Koffler
                                 ----------------------------------------------
                                 Neil H. Koffler


                                 /s/ Neil H. Koffler
                                 ----------------------------------------------
                                 Neil H. Koffler as Attorney-in-Fact for
                                 John T. Bird (2)


                                 SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND
                                 PROFIT SHARING PLAN

                                 By: /s/ Peter M. Collery
                                     ------------------------------------------
                                     Peter M. Collery, Trustee




(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.